Patterson-UTI Energy, Inc. Merger with Seventy Seven Energy Inc. December 13, 2016 Exhibit 99.2

Important Information for Investors and Stockholders This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of each of Patterson-UTI Energy, Inc. (“Patterson-UTI”) and Seventy Seven Energy Inc. (“SSE”) for their consideration. Patterson-UTI will prepare and file a Registration Statement on Form S-4 that will include a prospectus and proxy statement jointly prepared by Patterson-UTI and SSE. SSE and Patterson-UTI may also file other documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about SSE and Patterson-UTI once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Patterson-UTI will be available free of charge on Patterson-UTI’s website at www.patenergy.com under the tab “Investors” and then through the link titled “SEC Filings” or by contacting Patterson-UTI’s Investor Relations Department by email at investrelations@patenergy.com, or by phone at (281) 765-7100. Copies of the documents filed with the SEC by SSE will be available free of charge on SSE’s website at www.77nrg.com under the tab “Investors” and then through the link titled “SEC Filings” or by contacting SSE’s Investor Relations Department at IR@77nrg.com, or by phone at (405) 608‑7730. Participants in the Solicitation Patterson-UTI, SSE and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Patterson-UTI in connection with the proposed transaction. Information about the directors and executive officers of Patterson-UTI is set forth in the Proxy Statement on Schedule 14A for Patterson-UTI’s 2015 annual meeting of stockholders, which was filed with the SEC on April 15, 2016. Information about the directors and executive officers of SSE is set forth in the 2015 Annual Report on Form 10-K/A for SSE, which was filed with the SEC on April 29, 2016 and the Current Report on Form 8-K for SSE, which was filed with the SEC on August 1, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. 2

Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Patterson-UTI’s and SSE’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this presentation that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and services, future financial performance and operating results and any other statements regarding Patterson-UTI’s and SSE’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Patterson-UTI's or SSE’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Patterson-UTI’s or SSE's stockholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Patterson-UTI and SSE following the consummation of the proposed transaction; the effects of the business combination of Patterson-UTI and SSE following the consummation of the proposed transaction, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Patterson-UTI to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for Patterson-UTI’s and SSE’s services and their associated effect on rates, utilization, margins and planned capital expenditures; global economic conditions; excess availability of land drilling rigs and pressure pumping equipment, including as a result of low commodity prices, reactivation or construction; liabilities from operations; decline in, and ability to realize, backlog; equipment specialization and new technologies; adverse industry conditions; adverse credit and equity market conditions; difficulty in building and deploying new equipment; difficulty in integrating acquisitions; shortages, delays in delivery and interruptions of supply of equipment, supplies and materials; weather; loss of, or reduction in business with, key customers; legal proceedings; ability to effectively identify and enter new markets; governmental regulation; and ability to retain management and field personnel. 3

Cautionary Statement Regarding Forward-Looking Statements (Continued) Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Patterson-UTI’s and SSE’s SEC filings. Patterson-UTI’s filings may be obtained by contacting Patterson-UTI or the SEC or through Patterson-UTI’s web site at http://www.patenergy.com or through the SEC's Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. SSE’s filings may be obtained by contacting SSE or the SEC or through SSE’s web site at www.77nrg.com or through EDGAR. Patterson-UTI and SSE undertake no obligation to publicly update or revise any forward-looking statement.       4

Transaction Terms Consideration Patterson-UTI will issue approximately 49.6 million shares of common stock subject to downward adjustment Patterson-UTI to repay all of Seventy Seven Energy’s outstanding debt at closing Patterson-UTI/Seventy Seven Energy pro forma ownership of approximately 75%/25% based on current share count Expected Closing Late first quarter 2017

Transaction Terms Financing to repay Seventy Seven Energy Debt $500 million available under Patterson-UTI line of credit $150 million unsecured bridge financing commitment Patterson-UTI expects to issue additional equity to maintain historically conservative capital structure Approval Shareholder vote required for both companies Standard regulatory approvals and other closing conditions

Significant Opportunities for Synergies Patterson-UTI expects to achieve synergies in excess of $50 million Cost synergies are primarily related to organizational, supply chain, and corporate efficiencies Synergies also related to infrastructure optimization

Patterson-UTI Energy is a leading provider of contract drilling and pressure pumping services

Patterson-UTI Drilling High quality fleet of land drilling rigs including 161 APEX® rigs Leader in walking rig technology for pad drilling applications Large footprint across North American drilling markets Patterson-UTI reported results for the nine months ended September 30, 2016

Seventy Seven Energy Drilling High quality fleet of land drilling rigs including 40 high-spec drilling rigs of which 28 are fit-for-purpose PeakeRigs™ 93% of high-spec rigs are pad capable Attractive position in the Scoop/Stack Seventy Seven Energy reported results for the two months ended September 30, 2016

High-Spec Drilling Rigs Combined High-Spec Rig Fleet # Rigs % Pad Capable From Patterson-UTI Drilling APEX-XK 1500® 56 91% APEX Walking® 49 100% APEX 1500® 45 24% APEX 1000® 11 73% Total 161 74% From Seventy Seven Energy Drilling PeakeRigs™ 28 100% Other AC rigs 12 75% Total 40 93% Total Combined 201 78% 11

West Texas PTEN: 19 Rigs 77: 11 Rigs Large Geographic Footprint Revenue Generating Rig Count by Region as of December 12, 2016 Appalachia PTEN: 15 Rigs 77: 13 Rigs East Texas PTEN: 5 Rigs 77: 5 Rigs Mid-Continent PTEN: 7 Rigs 77: 13 Rigs Rockies PTEN: 7 Rigs 77: 3 Rigs South Texas PTEN: 10 Rigs 77: 8 Rigs North Dakota PTEN: 6 Rigs Canada PTEN: 2 Rigs

Drilling Technologies Designs, manufactures and services high-spec rig components with a recent focus on top drive technology Enhances the Patterson-UTI technology portfolio and engineering capabilities A highly talented group of people with a tremendous amount of experience

Patterson-UTI Pressure Pumping High quality fleet of modern pressure pumping equipment Strong reputation for regional knowledge and efficient operations Concentrated footprint provides economies of scale Patterson-UTI reported results for the nine months ended September 30, 2016

Seventy Seven Energy Pressure Pumping High pressure fleet with approximately 500,000 horsepower 90% of fleet has been added in the past 5-years High quality facilities and rail transload access Seventy Seven Energy reported results for the two months ended September 30, 2016

Modern Pressure Pumping Fleet Combined Pressure Pumping Fleet Horsepower % Quintuplex % Modern Triplex % Legacy Triplex Patterson-UTI 1,015,800 80% 13% 7% Seventy Seven Energy 500,000 75% 25% 0% Total Combined 1,515,800 79% 17% 5% 16 Modern triplex pumps defined as being placed in service within the last seven years.

Enhanced Pressure Pumping Footprint Appalachia PTEN: ~354k HHP Texas/New Mexico PTEN: ~662k HHP 77: ~140k HHP Mid-Continent 77: ~360k HHP Patterson-UTI horsepower location as of September 30, 2016. Seventy Seven Energy horsepower location as of November 7, 2016.

Seventy Seven Energy Oilfield Rentals A new product line for Patterson-UTI Diverse line of equipment and onsite services to complement drilling and pressure pumping Rental model creates opportunity for attractive returns in an upturn Seventy Seven Energy reported results for the two months ended September 30, 2016

Patterson-UTI Total Liquidity $37 million cash as of September 30, 2016 $500 million revolver through September 27, 2017 $358 million of revolver extended through March 27, 2019 Subject to a borrowing base comprised of eligible cash, inventory, receivables and equipment Currently undrawn with $500 million borrowing base availability $150 million Senior Unsecured Bridge Financing Commitment No term debt maturities until October 2020 $300 million term loan matures October 2020 $300 million term loan matures June 2022

Strategy To Deliver Shareholder Value Greater size and scale and improved market positioning Highly marketable drilling and pressure pumping fleets for increased market presence Strong balance sheet and liquidity Material synergies and efficiencies to be realized

Patterson-UTI Energy, Inc. Merger with Seventy Seven Energy December 13, 2016